Exhibit 10(c)

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

by and among

SUPERIOR ESSEX COMMUNICATIONS LLC,

ESSEX GROUP, INC.

THE GUARANTORS NAMED HEREIN

and

THE HOLDERS OF SECOND PRIORITY SECURED NOTES NAMED HEREIN

Dated as of November 10, 2003

Table of Contents

1.	Definitions

2.	Initial Registration Under the Securities Act

3.	Securities Act Registration on Request.
(a) Request
(b) Shelf Registration

4.	Piggyback Registration

5.	Expenses.

6.	General.
(a) RESERVED
(b) Registration Statement Form
(c) Effective Registration Statement
(d) Selection of Underwriters
(e) Priority in Requested Registration
(f) Registration Procedures

7.	Underwritten Offerings
(a) Requested Underwritten Offerings
(b) Holders of Registrable Notes to be Parties to Underwriting Agreement

8.	Preparation: Reasonable Investigation
(a) Registration Statements
(b) Confidentiality

9.	Postponements

10.	Indemnification
(a) Indemnification by the Issuers
(b) Indemnification by the Offerors and Sellers
(c) Notices of Losses, etc.
(d) Contribution
(e) Other Indemnification
(f) Indemnification Payments

11.	Registration Rights to Others

12.	Rule 144 and Rule 144A

13.	Amendments and Waivers

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14.	Nominees for Beneficial Owners

15.	Assignment

16.	Calculation of Percentage or Aggregate Principal Amount of Registrable Notes

17.	Termination of Registration Rights

18.	Miscellaneous.
(a) Further Assurances
(b) Headings
(c) Remedies
(d) Entire Agreement
(e) Notices
(f) Governing Law
(g) Severability
(h) Counterparts

SCHEDULES:

SCHEDULE A – HOLDERS OF REGISTRABLE NOTES
SCHEDULE B – NOTICES

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REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of November 10, 2003 (this “Agreement”), by and among Superior Essex Communications LLC, a Delaware limited liability company (the “LLC”), Essex Group, Inc., a Michigan corporation (“Essex”), the Guarantors party to this Agreement (the “Guarantors”, and, together with the LLC and Essex, the “Issuers”), and the holders of Registrable Notes (as hereinafter defined) who are listed on Schedule A to this Agreement (the “Original Holders”) and such other Persons who may become a party hereto pursuant to Section 15.

This Agreement is being entered into in connection with the acquisition of Notes (as hereinafter defined) on the date hereof by the Original Holders pursuant to the Plan (as hereinafter defined).  Upon the issuance of the Notes pursuant to the Plan, each Original Holder will own the principal amount of Notes specified with respect to such Original Holder in Schedule A hereto.

To induce the Original Holders to vote in favor of the Plan and to accept the Notes under the Plan, the Issuers are herewith agreeing to register Registrable Notes under the Securities Act (as hereinafter defined) and to take certain other actions with respect to the Registrable Notes, subject to the terms and conditions of such undertaking of this Agreement.

Concurrently with the effective date of the Plan, Superior Essex Inc., a Delaware Corporation (“SEI”), will enter into a registration rights agreement (the “Common Stock Registration Rights Agreement”) to induce the holders of Common Stock (as defined below) of SEI to vote in favor of the Plan and to accept the issuance of Common Stock under the Plan.

In consideration of the premises and the mutual agreements set forth herein, the parties hereto hereby agree as follows:

1.                Definitions.  Unless otherwise defined herein, capitalized terms used herein and in the recitals above shall have the following meanings:

“Affiliate” of a Person means any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such other Person.  For purposes of this definition, “control” means the ability of one Person to direct the management and policies of another Person.

“Agreement” has the meaning set forth in the preamble hereto.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to be closed.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the shares of Common Stock, $.01 par value per share, of SEI, as adjusted to reflect any merger, consolidation, recapitalization, reclassification, split-up, stock dividend, rights offering or reverse stock split made, declared or effected with respect to the Common Stock.

 “Effective Date” means the effective date of the Plan pursuant to the terms thereof.

“Essex” has the meaning set forth in the preamble hereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar or successor statute.

“Expenses” means all expenses incident to the Issuers’ performance of or compliance with their obligations under this Agreement, including, without limitation, all registration, filing, listing, national securities exchange and NASD fees (including, without limitation, all fees and expenses of any “qualified independent underwriter” required by the rules of the NASD), all fees and expenses of complying with state securities or blue sky laws (including the reasonable fees, disbursements and other charges of counsel for the underwriters in connection with blue sky filings), all word processing, duplicating and printing expenses, messenger, telephone and delivery expenses, all rating agency fees, the fees, disbursements and other charges of counsel for the Issuers and of their independent public accountants, including the expenses incurred in connection with “cold comfort” letters required by or incident to such performance and compliance, any fees and expenses incurred in connection with the listing of the securities to be registered on PORTAL or any other securities exchange or national market system on which similar securities issued by the Issuers or SEI are then listed, the reasonable fees, disbursements and other charges of one firm of counsel (per registration statement prepared in accordance with the terms hereof) to the holders of Registrable Notes selling Notes under such registration statement pursuant to Section 2 or Section 4 hereof (selected by the Holders holding a majority of the Registrable Notes covered by such registration), the fees and expenses of any special experts retained by the Issuers in connection with such registration, the fees and expenses of the Trustee and counsel retained by the Trustee in connection with such registration, and the fees and expenses of other persons retained by the Issuers, but excluding underwriting discounts and commissions and applicable transfer taxes, if any, which discounts, commissions and transfer taxes shall be borne by the seller or sellers of Registrable Notes in all cases; provided, that, if the Issuers shall, in accordance with Section 4 or Section 9 hereof, not register any securities with respect to which it had given written notice of their intention to register to holders of Registrable Notes, notwithstanding anything to the contrary in the foregoing, all reasonable out-of-pocket expenses incurred by Requesting Holders in connection with such registration (other than the reasonable fees, disbursements and other charges of counsel other than the one firm of counsel referred to above), if any, shall be deemed to be Expenses.

“Guarantors” has the meaning set forth in the preamble hereto.

“Holders” means the Original Holders and such other Persons who may become party hereto pursuant to Section 15.

“Holder Indemnitee” has the meaning set forth in Section 10(b) hereof.

 “Indenture” means the indenture dated November 10, 2003 by and among the Issuer, the Guarantors and The Bank of New York as Trustee, pursuant to which the Notes are to be issued, as such Indenture is amended and supplemented from time to time in accordance with the terms thereof.

“Initial Registration Period” has the meaning set forth in Section 2 hereof.

“Initial Registration Statement” has the meaning set forth in Section 2 hereof.

“Initiating Request” has the meaning set forth in Section 3(a) hereof.

“Issuers” has the meaning set forth in the preamble hereto.

“Issuers Indemnitee” has the meaning set forth in Section 10(a) hereof.

“Loss” and “Losses” have the meanings set forth in Section 10(a) hereof.

“NASD” means the National Association of Securities Dealers, Inc.

“Notes” means the aggregate principal amount of second priority secured notes due 2008 issued in accordance with the Plan pursuant to the Indenture, including any Secondary Senior Notes (as defined in the Indenture).

 “Offering Documents” has the meaning set forth in Section 10(a) hereof.

“Original Holders” has the meaning set forth in the preamble hereto.

“Person” means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint stock company, trust, unincorporated organization, governmental or regulatory body or subdivision thereof or other entity.

“Piggyback Requesting Holder” has the meaning set forth in Section 4 hereof.

“Plan” means the Joint Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code for Superior Telecom Inc. and certain of its domestic subsidiaries, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

“PORTAL” means The PORTAL Market.

“Public Offering” means a public offering and sale of the Notes pursuant to an effective registration statement under the Securities Act.

“Public Offering of Common Stock” means a public offering and sale of Common Stock pursuant to an effective registration statement under the Securities Act.

“Registrable Notes” means any of the Notes issued pursuant to the Indenture and owned by the Holders from time to time; provided, however, that a Note shall cease to be a Registrable Note after it has been sold under a registration statement effected pursuant hereto or pursuant to Rule 144 promulgated under the Securities Act or has otherwise been Transferred without a valid assignment by the Transferor to the Transferee of the rights and obligations hereunder pursuant to Section 15 hereof.

“Requesting Holders” means one or more Holders which, together with their Affiliates, collectively beneficially own at least 15% of the outstanding aggregate principal amount of Notes.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar or successor statute.

“SEI” has the meaning set forth in the preamble hereto.

“Selling Holders” means the holders of Registrable Notes that have requested that some or all of their Notes be registered pursuant hereto.

“Shelf Registration” has the meaning set forth in Section 3(b) hereof.

“Shelf Registration Statement” has the meaning set forth in Section 3(b) hereof.

“Shelf Request Date” has the meaning set forth in Section 3(b) hereof.

“Transfer” means any transfer, sale, assignment, pledge, hypothecation or other disposition of any interest.  “Transferor” and “Transferee” have correlative meanings.

“Trustee” means The Bank of New York in its capacity as Trustee under the Indenture.

2.                Initial Registration Under the Securities Act.  The Issuers shall use their reasonable best efforts to file and have declared effective by the Commission, as promptly as practicable after the Issuers’ registration statement on Form 10 becomes effective under the Exchange Act (but in no event more than 30 days thereafter), which registration statement on Form 10 shall be filed with the Commission as promptly as practicable after the Effective Date (but in no event more than 30 days thereafter), a shelf registration statement on Form S-1 pursuant to Rule 415 promulgated under the Securities Act (the “Initial Registration Statement”) providing for the sale by the Holders of all of the Registrable Notes.  The Issuers agree to use their reasonable best efforts to have such Form 10 declared effective as promptly as practicable after it is filed.  Subject to Section 9(b), the Issuers agree to use their reasonable best efforts to keep the Initial Registration Statement continuously current and effective until the third anniversary of the date such Initial Registration Statement is declared effective by the Commission (plus a number of Business Days equal to the number of Business Days, if any, that the Initial Registration Statement is not kept effective after the initial date of its effectiveness and prior to the third anniversary thereof) or such shorter period which will terminate when all of the Registrable Notes covered by the Initial Registration Statement have been sold pursuant to the Initial Registration Statement or such Notes covered by the Registration Statement cease to be Registrable Notes (the “Initial Registration Period”).  As promptly as practicable after becoming eligible to file a registration statement on Form S-3 under the Securities Act, the Issuers shall amend the Initial Registration Statement utilizing Form S-3.  Holders may effect underwritten offerings pursuant to the Initial Registration Statement without reducing the number of registrations that the Issuers are required to effect pursuant to Section 3 hereof, provided that at least 180 days must elapse between the initiation of an underwritten offering and the closing of a prior underwritten offering.  In the case of a registration statement pursuant to this Section 2, the Issuers agree to cause the Indenture to continue to be qualified under the Trust Indenture Act of 1939, as amended, and in the event that such qualification would require the appointment of a new trustee under the Indenture, the Issuers shall appoint a new trustee pursuant to the applicable provisions of the Indenture.

3.                Securities Act Registration on Request.

(a)  Request.  At any time and from time to time during the period commencing 180 days after the expiration of the Initial Registration Period, the Requesting Holders may make a written request (the “Initiating Request”) to SEI, acting for itself and as agent for the other Issuers, for the registration with the Commission under the Securities Act of all or part of such Requesting Holders’ Registrable Notes, which Initiating Request shall specify the principal amount of Notes proposed to be disposed of by such Requesting Holders and the proposed plan of distribution therefor.  Upon the receipt of any Initiating Request for registration pursuant to this Section 3(a), SEI shall cause the Issuers to promptly shall notify in writing all other Holders of the receipt of such request and will use their reasonable best efforts to effect, at the earliest practicable date, such registration under the Securities Act, including a Shelf Registration, if applicable, of

(i)                                     the Registrable Notes which the Issuers have been so requested to register by such Requesting Holder or Holders, and

(ii)                                  all other Registrable Notes which the Issuers have been requested to register by any other Holders by written request given to the Issuers within 30 days after the giving of written notice by the Issuers to such other Holders of the Initiating Request, all to the extent necessary to permit the disposition (in accordance with Section 6(c) hereof) of the Registrable Notes so to be registered; provided, that,

(A)  the Issuers shall not be required to effect more than a total of four registrations pursuant to this Section 3(a) (including a Shelf Registration effected pursuant to Section 3(b)),

(B)  if the intended method of distribution is an underwritten Public Offering of the Notes, the Issuers shall not be required to effect such registration pursuant to this Section 3(a) unless such underwriting shall be conducted on a “firm commitment” basis,

(C)  if the Issuers shall have previously effected a registration pursuant to this Section 3(a) (including one registration effected pursuant to Section 3(b)) or shall have previously effected a registration of which notice has been given to the Holders pursuant to Section 4 hereof, the Issuers shall not be required to effect any registration or file a Registration Statement pursuant to this

Section 3(a) until a period of 180 days shall have elapsed from the date on which the previous such registration ceased to be effective,

(D)  any Holder whose Registrable Notes were to be included in any such registration pursuant to this Section 3(a), by written notice to the Issuers, may withdraw such request and, on receipt of such notice of the withdrawal of such request from Holders holding a percentage of Registrable Notes, such that the Holders that have not elected to withdraw do not hold, in the aggregate, the requisite percentage of the Registrable Notes to initiate a request under this Section 3(a), the Issuers shall not effect such registration, and

(E)  the Issuers shall not be required to effect any registration pursuant to this Section 3(a) unless at least 15% of the aggregate principal amount of Registrable Notes outstanding at the time of such request are to be included in such registration.

(b)  Shelf Registration.  One Initiating Request may be made for a shelf registration statement (a “Shelf Registration Statement”) pursuant to Rule 415 promulgated under the Securities Act (a “Shelf Registration”) providing for the sale by the Holders of any or all of the Registrable Notes (the date of such request, the “Shelf Request Date”).  After the Shelf Request Date, the Issuers shall (i) use their reasonable best efforts to file, at the earliest practicable date, such Shelf Registration Statement under the Securities Act and (ii) use their reasonable best efforts to have such Shelf Registration Statement thereafter declared effective by the Commission at the earliest practicable date, but in any event not later than 120 days after the Shelf Request Date or, if a Shelf Registration Statement is reviewed by the Staff of the Commission, not later than 180 days after the Shelf Request Date.  Subject to Section 9(b), the Issuers agree to use their reasonable best efforts to keep the Shelf Registration Statement continuously effective under Rule 415 of the Securities Act until the earliest to occur of (i) the first anniversary of the date such Shelf Registration Statement initially is declared effective by the Commission (plus a number of Business Days equal to the number of Business Days, if any, that the Shelf Registration Statement is not kept effective after the initial date of its effectiveness and prior to the first anniversary thereof), (ii) the day after the date on which all of the Registrable Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or (iii) the first date on which there shall cease to be any Registrable Notes.  In the case of a registration statement pursuant to this Section 3(b), the Issuers agree to cause the Indenture to continue to be qualified under the Trust Indenture Act of 1939, as amended, and in the event that such qualification would require the appointment of a new trustee under the Indenture, the Issuer shall appoint a new trustee pursuant to the applicable provisions of the Indenture.

4.                Piggyback Registration.  If any one of LLC, Essex or SEI, at any time when the Initial Registration Statement or a Shelf Registration Statement covering all outstanding Registrable Notes is not effective, proposes to register any of their respective securities under the Securities Act by registration on any forms other than Form S-4 or S-8 (or any successor or similar form(s)), whether or not pursuant to registration rights granted to other holders of their securities and whether or not for sale for their own accounts, the Issuers, jointly, shall give prompt written notice to all of the Holders of the Registrable Notes of such intention to do so and of such Holders’ rights (if any) under this Section 4, which notice, shall be given at least 30 days prior to such proposed registration.  Upon the written request of any Holder that is a holder of Registrable Notes receiving notice of such proposed registration (a “Piggyback Requesting Holder”) made within 20 days after the receipt of any such notice (ten days if the Issuers state in such written notice to the relevant security holders stating that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date), which request shall specify the Registrable Notes intended to be disposed of by such Piggyback Requesting Holder and, in the case of an underwritten offering the minimum offering price at which such Piggyback Requesting Holder is willing to sell its Registrable Notes, the Issuers shall, jointly, subject to Section 7(b) hereof, effect the registration under the Securities Act of all Registrable Notes which the Issuers have been so requested to register by the Piggyback Requesting Holders thereof; provided that,

(A)  prior to the effective date of the registration statement filed in connection with such registration pursuant to this Section 4, promptly following receipt of notification by the Issuers from the managing underwriter (if an underwritten offering) of the price or range of prices at which such securities are proposed to be sold, the Issuers shall so advise each Piggyback Requesting Holder of such price, and if such price is below the minimum price which any Piggyback Requesting Holder shall have indicated to be acceptable to such Piggyback Requesting Holder, such Piggyback Requesting Holder shall then have the right irrevocably to withdraw its request to have its Registrable Notes included in such registration statement, by delivery of written notice of such withdrawal to the Issuers within one (1) Business Day of its being notified in writing of such price, without prejudice to the rights of any holder or holders of Registrable Notes to include Registrable Notes in any future registration (or registrations) pursuant to this Section 4 or to cause such registration to be effected as a registration under Section 3(a) hereof, as the case may be;

(B)  if at any time after giving written notice of their intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, any one of the Issuers shall determine for any reason not to register or to delay registration of all of such securities, the Issuers may, at their election, give written notice of such determination to each Piggyback Requesting Holder and (i) in the case of a determination not to register, shall be relieved of their obligation to register any Registrable Notes in connection with such registration (but not from any obligation of the Issuers to pay the Expenses in connection therewith), without prejudice, however, to the rights of any Holder to include Registrable Notes in any future registration (or registrations) pursuant to this Section 4 or to cause such registration to be effected as a registration under Section 3 hereof, as the case may be, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Notes, for the same period as the delay in registering such other securities; and

(C)  RESERVED.

No registration effected under this Section 4 shall relieve the Issuers of their obligation to effect any registration upon request under Section 3(a) or 3(b) hereof and no registration effected pursuant to this Section 4 shall be deemed to have been effected pursuant to Section 3(a) or 3(b) hereof.

Notwithstanding anything in this Agreement to the contrary, the Issuers shall have no obligation under this Section 4 to make any offering of their securities, or to complete an offering of their securities that they proposes to make, and shall incur no liability to any Holder for their failure to do so.

5.                       Expenses.

(a)                                  The Issuers shall pay all Expenses in connection with any registration initiated pursuant to Section 2, 3 or 4 hereof, whether or not such registration shall become effective and whether or not all or any portion of the Registrable Notes originally requested to be included in such registration are ultimately included in such registration.

(b)                                 Notwithstanding anything in Section 5(a) to the contrary, the Issuers shall not be required to pay for any Expenses of any registration proceeding begun pursuant to Section 2 or 3 if the registration request is subsequently withdrawn at the request of Holders of a majority of the Registrable Notes to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the aggregate principal amount of Registrable Notes that were requested to be included in the withdrawn registration), unless (i) in the case of a registration requested under Section 3, the Holders of a majority of the Registrable Notes agree to forfeit their right to one demand registration pursuant to Section 3 or (ii) such withdrawal was effected in accordance with Section 9 hereof.

6.                       General.

(a)  RESERVED.

(b)  Registration Statement Form.  Registrations under Section 2 or 3 hereof shall be on such appropriate registration form prescribed by the Commission under the Securities Act as shall be selected by the Issuers and as shall permit the disposition of the Registrable Notes pursuant to an underwritten offering unless the Selling Holders holding at least a majority of the aggregate principal amount of Registrable Notes requested to be included in such registration statement determine otherwise, in which case pursuant to the method of disposition determined by such Selling Holders.  The Issuers agree to include in any such registration statement filed pursuant to Section 2 or 3 hereof all information which the Selling Holders holding the majority of aggregate principal amount of the Registrable Notes covered by such registration statement effected pursuant hereto, upon advice of counsel, shall reasonably request.  The Issuers may, if permitted by law, effect any registration requested under Section 2 or 3 by the filing of a registration statement on Form S-3 (or any successor or similar short form registration statement).

(c)  Effective Registration Statement.  A registration requested pursuant to Section 2 or 3 hereof shall not be deemed to have been effected

(i)                                     unless a registration statement with respect thereto has been declared effective by the Commission and remains effective in compliance with the provisions of the Securities Act and the laws of any state or other jurisdiction applicable to the disposition of Registrable Notes covered by such registration statement until such time as all of such Registrable Notes have been disposed of in accordance with the method of disposition set forth in such registration statement or there shall cease to be any Registrable Notes, provided, that, except with respect to the Initial Registration or Shelf Registration, such period need not exceed 90 days, and, provided, further, that with respect to the Initial Registration or Shelf Registration, such period need not extend beyond the applicable period provided for in Section 2 or, as the case may be, 3(b) hereof,

(ii)                                  if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental or regulatory agency or court for any reason other than a violation of applicable law or regulation solely by any Selling Holder and has not thereafter become effective or,

(iii)                               if, in the case of an underwritten offering pursuant to a registration statement requested under Section 3(a) hereof, the conditions to closing specified in an underwriting agreement to which the Issuers are parties are not satisfied or waived other than by reason of any breach or failure by any Selling Holder, or are not otherwise waived.

The Holders of Registrable Notes to be included in a registration statement may at any time terminate a request for registration made pursuant to Section 3(a) in accordance with Section 3(a)(ii)(D).

(d)  Selection of Underwriters.  The underwriter or underwriters of each underwritten offering, if any, of the Registrable Notes pursuant to a registration statement effected under Section 2 or 3 hereof shall be mutually selected by the Selling Holders owning at least a majority of the aggregate principal amount of Registrable Notes to be registered and the Issuers.

(e)  Priority in Requested Registration.  If a registration under Section 3(a) hereof involves an underwritten Public Offering or if an underwritten Public Offering is being effected pursuant to a shelf registration statement, and the managing underwriter of such underwritten offering shall advise the Issuers in writing (with a copy to each Selling Holder requesting that Registrable Notes be included in such underwritten offering) that, in its opinion, the aggregate principal amount of Registrable Notes requested to be included in such underwritten offering exceeds the aggregate principal amount of Receivable Notes that can be sold in such offering within a price range stated to such managing underwriter by Selling Holders owning at least a majority of the aggregate principal amount of Registrable Notes requested to be included in such underwritten offering to be acceptable to such Selling Holders, the Issuers shall include in such underwritten offering, to the extent of the number and type of securities which the Issuers are advised can be sold in such offering, all Registrable Notes requested to be included, pro rata among the Selling Holders requested to be included in such underwritten offering on the basis of the aggregate principal amount of Registrable Notes requested to be included by all such Selling Holders, and no other Registrable Notes, whether to be sold by the Issuers or any other Person.

(f)                                    Registration Procedures.  If and whenever the Issuers are required to effect any registration under the Securities Act as provided in Section 2, 3 or 4 hereof, the Issuers shall, as expeditiously as possible:

(i)                                     jointly prepare and file as co-registrants with the Commission (promptly and, in the case of any registration pursuant to Section 3(a), in any event on or before the date that is (A) 90 days after the date that an Initiating Request is made in accordance with Section 3(a) or (B) if, as of such ninetieth day, both of the Issuers do not have any audited financial statements required to be included in the registration statement, 30 days after the date both Issuers have received from their independent public accountants their respective audited financial statements, which the Issuers shall use their reasonable best efforts to obtain as promptly as practicable) the requisite registration statement to effect such registration and thereafter use their reasonable best efforts to cause such registration statement to become and remain effective; provided, however, that the Issuers may discontinue any registration of their securities that are not Registrable Notes at any time prior to the effective date of the registration statement relating thereto;

(ii)                                  prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Notes covered by such registration statement until such time as all of such Registrable Notes has been disposed of in accordance with the method of disposition set forth in such registration statement; provided, that, except with respect to any Initial Registration or Shelf Registration, such period need not extend beyond 90 days after the effective date of the registration statement; and provided, further, that with respect to the Initial Registration or Shelf Registration, such period need not extend beyond the applicable period provided for in Section 2 or, as the case may be, 3(b) hereof;

(iii)                               furnish to each seller of Registrable Notes covered by such registration statement and their representatives designated pursuant to Section 8(a), if any, and each underwriter, if any, such number of copies of such drafts and final conformed versions of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and any documents incorporated by reference), such number of copies of such drafts and final versions of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, including without limitation notification of whether such registration statement or amendment or supplement thereto will be reviewed by the Commission or any other regulatory authority and any oral or written comments on such registration statement or amendment or supplement thereto delivered to the Issuers by the Commission or any other regulatory authority, as the sellers of a majority of the Registrable Notes covered by such registration statement or any underwriter may reasonably request in writing; provided, that all drafts of such registration statement or amendment or supplement thereto shall be furnished to each seller of Registrable Notes covered by such registration statement and their representatives designated pursuant to Section 8(a) whether or not so requested;

(iv)                              use their reasonable best efforts (i) to register or qualify all Registrable Notes and other securities, if any, covered by such registration statement under such other securities or blue sky laws of such states or other jurisdictions of the United States of America as the sellers of a majority of the Registrable Notes covered by such registration statement shall reasonably request in writing, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (iii) to take any other action that may be necessary or reasonably advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Issuers shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 6(f)(iv) be obligated to be so qualified, to subject itself to taxation in such jurisdiction or to consent to general service of process in any such jurisdiction;

(v)                                 use their reasonable best efforts to cause all Registrable Notes and other securities, if any, covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Issuers and counsel to the seller or sellers of Registrable Notes to enable the seller or sellers thereof to consummate the disposition of such Registrable Notes;

(vi)                              furnish to each seller of Registrable Notes, and each such seller’s underwriters, if any, a signed

(A)                 opinions of counsel for the respective Issuers, dated the effective date of such registration statement (and, if such registration involves an underwritten offering, dated the date of the closing under the underwriting agreement and addressed to the underwriters), reasonably satisfactory (based on the customary form and substance of opinions of issuers’ counsel customarily given in such an offering) in form and substance to such Selling Holders holding a majority of the Registrable Notes being sold, and

(B)                   “cold comfort” letters, dated the effective date of such registration statement (and, if such registration involves an underwritten offering, dated the date of the closing under the underwriting agreement and addressed to the underwriters) and signed by the independent public accountants who have certified the each of the Issuers’ financial statements included or incorporated by reference in such registration statement, reasonably satisfactory (based on the customary form and substance of “cold comfort” letters of issuers’ independent public accountant customarily given in such an offering) in form and substance to

Selling Holders holding a majority of the Registrable Notes being sold, in each case, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants’ comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants’ comfort letters delivered to underwriters in underwritten public offerings of securities;

(vii)                           notify each seller of Registrable Notes and other securities covered by such registration statement, if any, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the written request of any such seller of Registrable Notes, promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus, as supplemented or amended, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(viii)                        use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement relating to the Registrable Notes at the earliest possible moment;

(ix)                                otherwise comply with all applicable rules and regulations of the Commission and any other governmental agency or authority having jurisdiction over the offering, and make available to their security holders, as soon as reasonably practicable but in no event later than 60 days following the end of the earnings period, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and furnish to each seller of Registrable Notes and to the managing underwriter, if any, at least ten days prior to the filing thereof (or such shorter period as may be necessary to comply with applicable rules and regulations or to correct any material misstatement or deficiency) a copy of any amendment or supplement to such registration statement or prospectus;

(x)                                   subject to the Issuers being able to comply with the listing and other requirements of a national securities exchange or PORTAL, use their reasonable best efforts to cause all Registrable Notes covered by a Registration Statement to be listed on PORTAL or any other national securities exchange on which similar securities issued by the Issuers are then listed, if the listing of such Registrable Notes is then permitted under the rules of such exchange;

(xi)                                provide a CUSIP number for all Registrable Notes covered by a Registration Statement no later than the effective date thereof and provide the Trustee under the Indenture with printed certificates for the Registrable Notes which are in a form eligible for deposit with The Depository Trust Company;

(xii)                             enter into such agreements (including an underwriting agreement in customary form) and take such other actions as the Holders holding a majority of the aggregate principal amount of Registrable Notes covered by such registration statement shall reasonably request in order to expedite or facilitate the disposition of such Registrable Notes, including customary indemnification;

(xiii)                          if requested by the managing underwriter(s) or the Holders holding a majority of the aggregate principal amount of Registrable Notes being sold in connection with an underwritten offering, subject to applicable law, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter(s) and the Holders of a majority of the Registrable Notes being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Notes, including without limitation, information with respect to the aggregate principal amount of Registrable Notes being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Notes to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and

(xiv)                         if requested by the Selling Holders holding a majority of the aggregate principal amount of Registrable Notes being sold, reasonably cooperate with the Selling Holders of Registrable Notes and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold and not bearing any restrictive legends; and enable such Registrable Notes to be in such amounts and registered in such names as the managing underwriter(s) or, if none, the Selling Holders holding a majority of the aggregate principal amount of Registrable Notes being sold, may request at least three Business Days prior to any sale of Registrable Notes to the underwriters.

As a condition to the obligations of the Issuers to complete any registration pursuant to this Agreement with respect to the Registrable Notes of a Holder, such Holder must furnish to the Issuers in writing such information regarding itself, the Registrable Notes held by it and the intended methods of disposition of the Registrable Notes held by it as is necessary to effect the registration of such Holders’ Registrable Notes and is requested in writing by the Issuers.  At least 20 days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Issuers will notify in writing each Holder as to the information referred to in the preceding sentence which the Issuers are requesting from that Holder whether or not such Holder has elected to have any of its Registrable Notes included in the Registration Statement.  If, within 10 days prior to the anticipated filing date, the Issuers have not received the requested information from a Holder, then the Issuers may file the Registration

Statement without including Registrable Notes of that Holder, if, in the opinion of the Issuers’ counsel, such information is required to be included in such Registration Statement.

Each Holder agrees that as of the date that a final prospectus is made available to it for distribution to prospective purchasers of Registrable Notes it shall cease to distribute copies of any preliminary prospectus prepared in connection with the offer and sale of such Registrable Notes.  Each Holder further agrees that, upon receipt of any written notice from the Issuers of the happening of any event of the kind described in Section 6(f)(vii), such Holder shall forthwith discontinue such Holder’s disposition of Registrable Notes pursuant to the registration statement relating to such Registrable Notes until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(f)(vii) and, if so directed by the Issuers, shall deliver to the Issuers (at the Issuers’ expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus relating to such Registrable Notes current at the time of receipt of such notice.  If any event of the kind described in Section 6(f)(vii) occurs and such event is the fault solely of a Holder (or Holders), such Holder (or Holders) shall pay all Expenses attributable to the preparation, filing and delivery of any supplemented or amended prospectus contemplated by Section 6(f)(vii).

7.                Underwritten Offerings.

(a)  Requested Underwritten Offerings.  If requested by the underwriters in connection with an underwritten Public Offering pursuant to a registration under Section 2 or 3 hereof, the Issuers shall enter into a firm commitment underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Issuers and a majority of the Selling Holders whose Registered Notes is included in such offering, and the underwriters and to contain such representations and warranties by the Issuers and the Selling Holders and such other terms as are customary in agreements of that type, including, without limitation, indemnification and contribution to the effect and to the extent provided in Section 10 hereof.

(b)  Holders of Registrable Notes to be Parties to Underwriting Agreement.  The holders of Registrable Notes to be distributed by underwriters in an underwritten offering contemplated by Section 7(a) shall be parties to the underwriting agreement between the Issuers and such underwriters and any such Holder, at its option, may reasonably require that any or all of the representations and warranties by, and the other agreements on the part of, the Issuers to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders.  No such Holder shall be required to make any representations or warranties to or agreements with the Issuers or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s Registrable Notes and such Holder’s intended method of distribution; provided that any liability of such Holder shall be limited to the proceeds received from such distribution in accordance with Section 10(b) or (d) hereof.

8.                Preparation: Reasonable Investigation.

(a)  Registration Statements.  In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Issuers shall (i) give representatives (designated to the Issuers in writing) of each Holder or group of Holders holding at least 10% of the aggregate principal amount of Registrable Notes registered under such registration statement, the underwriters, if any, and one firm of counsel, one firm of accountants and one firm of other agents retained on behalf of all underwriters and one firm of counsel, one firm of accountants and one firm of other agents retained on behalf of Holders holding a majority of the aggregate principal amount of Registrable Notes covered by such registration statement, the reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, (ii) upon reasonable advance notice to the Issuers, give each of them such reasonable access to all financial and other records, corporate documents and properties of the Issuers and their subsidiaries, as shall be necessary, in the reasonable opinion of such Holders’ and such underwriters’ counsel, to conduct a reasonable due diligence investigation for purposes of the Securities Act, and (iii) upon reasonable advance notice to the Issuers, provide such reasonable opportunities to discuss the respective businesses of the Issuers with their respective officers, directors, employees and the independent public accountants who have certified each of their respective financial statements as shall be necessary, in the reasonable opinion of such Holders’ and such underwriters’ counsel, to conduct a reasonable due diligence investigation for purposes of the Securities Act.

(b)  Confidentiality.  Each Holder of Registrable Notes shall maintain, and shall cause its agents referred to in Section 8(a) to maintain, the confidentiality of any confidential information received from or otherwise made available by the Issuers to such Holder of Registrable Notes.  Information that (i) is or becomes available to a Holder of Registrable Notes from a public source other than as a result of a disclosure by such Holder or any of its Affiliates, (ii) is disclosed to a Holder of Registrable Notes by a third-party source who the Holder of Registrable Notes reasonably believes is not bound by an obligation of confidentiality to the Issuers or (iii) is or becomes required to be disclosed by a Holder of Registrable Notes by law, including by court order, shall not be deemed to be confidential information for purposes of this Agreement.  The Holders of Registrable Notes shall not grant access, and the Issuers shall not be required to grant access, to information under this Section 8 to any Person who will not agree to maintain the confidentiality (to the same extent a Holder is required to maintain confidentiality) of any confidential information received from or otherwise made available to it by the Issuers or the holders of Registrable Notes under this Agreement.

9.                Postponements.

(a)  If the Issuers shall fail to file or delay filing for more than 90 days after receipt of any Initiating Request any registration statement to be filed pursuant to a request for registration under Section 3 hereof (whether or not pursuant to Section 9(b)), the Holders requesting such registration shall have the right to withdraw the request for registration if such withdrawal shall be made by Holders of Notes holding an aggregate principal amount of Notes such that the Holders that have not elected to withdraw do not hold the requisite percentage or amount of Notes to initiate a request under Section 3.  Any such withdrawal shall be made by giving written notice to the Issuers within 20 days after, in the case of a request pursuant to Section 3 hereof, the date on which a registration statement would otherwise have been required to have been filed with the Commission under clause (A) of Section 6(f)(i) hereof (i.e., 20 days after the date that is 90 days after the conclusion of the period within which requests for registration may be given to the Issuers, or, if, as of such ninetieth day, the Issuers do not have the audited financial statements required to be included in the registration statement, 30 days after the receipt by the Issuers from their independent public accountants of such audited financial statements).  In the event of such withdrawal, the request for registration shall not be counted for purposes of determining the number of registrations to which Holders are entitled pursuant to Section 3 hereof.

(b)  The Issuers shall not be obligated to file any registration statement, or file any amendment or supplement to any registration statement, and may suspend any Selling Holder’s rights to make sales pursuant to any effective registration statement, at any time (but not to exceed one time in any 12-month period) when either of the Issuers, in the good faith judgment of its Board of Directors, reasonably believes that the filing thereof at the time requested, or the offering of securities pursuant thereto, would adversely affect a pending or proposed Public Offering of such Issuer’s securities, a material financing, or a material acquisition, merger, recapitalization, consolidation, reorganization or similar transaction, or negotiations, discussions or pending proposals with respect thereto or would require the disclosure of material non-public information that, in the good faith judgment of such Issuer’s Board of Directors, individually or in the aggregate, would have a material adverse effect on such Issuer and its subsidiaries taken as a whole.  The filing of a registration statement, or any amendment or supplement thereto, by the Issuers cannot be deferred, and the Selling Holders’ rights to make sales pursuant to an effective registration statement cannot be suspended, pursuant to the provisions of the preceding sentence for more than 10 days after the abandonment or consummation of any of the foregoing proposals or transactions or for more than 90 days after the date of the Board’s determination referenced in the preceding sentence.  If any Issuer suspends the sellers’ rights to make sales pursuant hereto, the applicable registration period shall be extended by the same number of days of such suspension.

10.          Indemnification.

(a)  Indemnification by the Issuers.  In connection with any registration statement filed by the Issuers pursuant to Section 2, 3 or 4 hereof, to the fullest extent permitted by law the Issuers shall, and hereby agree to, jointly and severally, indemnify and hold harmless, each Holder of any Registrable Notes covered by such registration statement and each other Person, if any, who controls (within the meaning of the Exchange Act) such Holder, and their respective stockholders, directors, officers, employees, partners, agents and Affiliates (each, an “Issuers Indemnitee” for purposes of this Section 10(a)), against any losses, claims, damages, liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof and whether or not such Indemnified Party is a party thereto), joint or several, and expenses, including, without limitation, the reasonable fees, disbursements and other charges of legal counsel and reasonable costs of investigation, to which such Issuers Indemnitee may become subject under the Securities Act or otherwise (collectively, a “Loss” or “Losses”), insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered or otherwise offered or sold under the Securities Act or otherwise, any preliminary prospectus, final prospectus or summary prospectus related thereto, or any amendment or supplement thereto (collectively, “Offering Documents”), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances in which they were made not misleading, or any violation by the Issuers of any federal or state law, rule or regulation applicable to the Issuers and relating to action required of or inaction by the Issuers in connection with any such registration; provided, that, the Issuers shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or omission made in such Offering Documents in reliance upon and in conformity with information furnished to the Issuers in a writing duly executed by a Issuers Indemnitee specifically stating that it is expressly for use therein; and provided, further, that the Issuers shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Notes or any other person, if any, who controls (within the meaning of the Exchange Act) such underwriter, in any such case to the extent that any such Loss arises out of such Person’s failure to send or give a copy of the final prospectus (including any documents incorporated by reference therein), as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Notes to such Person if such statement or omission was corrected in such final prospectus.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a Issuers Indemnitee and shall survive the transfer of such securities by such Issuers Indemnitee.

(b)  Indemnification by the Offerors and Sellers.  In connection with any registration statement filed by the Issuers pursuant to Section 2, 3 or 4 hereof in which a Holder has registered for sale Registrable Notes, each such Holder of Registrable Notes shall, and hereby agrees to, indemnify and hold harmless to the fullest extent permitted by law the Issuers and each of their directors, officers, employees, agents, partners, stockholders, Affiliates and each other Person, if any, who controls (within the meaning of the Exchange Act) the Issuers and each other seller under such registration statement and such seller’s employees, directors, officers, stockholders, partners, agents and Affiliates (each, a “Holder Indemnitee” for purposes of this Section 10(b)), against all Losses insofar as such Losses arise out of or are based upon any untrue statement of a material fact contained in any Offering Documents (or any document incorporated by reference therein) or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of circumstances in which they were made not misleading, if such untrue statement or omission was made in reliance upon and in conformity with information furnished to the Issuers in a writing duly executed by such Holder of Registrable Notes specifically stating that it is expressly for use therein; provided, however, that the liability of such indemnifying party under this Section 10(b) shall be limited to the amount of the net proceeds received by such indemnifying party in the sale of Registrable Notes giving rise to such liability.  Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of a Holder Indemnitee and shall survive the transfer of such securities by such indemnifying party.

(c)  Notices of Losses, etc.  Promptly after receipt by an indemnified party of written notice of the commencement of any action or proceeding involving a Loss referred to in Section 10(a) or (b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 10(a) or (b), except to the extent that the indemnifying party is materially and actually prejudiced by such failure to give notice.  In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless in such indemnified party’s reasonable judgment, after consultation with its separate counsel, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Loss, to assume and control the defense thereof, in each case at its own expense, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after its assumption of the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation, unless in such indemnified party’s reasonable judgment, after consultation with its separate counsel, a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof, in which event the indemnifying party shall be liable for the legal expenses of one counsel (plus local counsel) representing the indemnified party or parties.  No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which shall not be unreasonably withheld.  No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such Loss or which requires action on the part of such indemnified party or otherwise subjects the indemnified party to any obligation or restriction to which it would not otherwise be subject.

(d)  Contribution.  If the indemnification provided for in this Section 10 shall for any reason be unavailable to an indemnified party under Section 10(a) or (b) in respect of any Loss, then, in lieu of the amount paid or payable under Section 10(a) or (b), the indemnified party and the indemnifying party under Section 10(a) or (b) shall contribute to the aggregate Losses (including legal or other expenses reasonably incurred in connection with investigating the same) (i) in such proportion as is appropriate to reflect the relative fault of the Issuers on the one hand and the prospective sellers of Registrable Notes on the other hand covered by the registration statement which resulted in such Loss or action in respect thereof, with respect to the statements, omissions or action which resulted in such Loss or action in respect thereof, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Issuers, on the one hand, and such prospective sellers, on the other hand, from their sale of Registrable Notes; provided, that, for purposes of this clause (ii), the relative benefits received by the prospective sellers shall be deemed not to exceed the amount received by such sellers in the sale of their Registrable Notes.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  The obligations, if any, of the selling holders of Registrable Notes to contribute as provided in this Section 10(d) are several in proportion to the relative value of their respective Registrable Notes covered by such registration statement and not joint.  In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or Loss effected without such Person’s consent.

(e)  Other Indemnification.  The Issuers, jointly and severally, and, in connection with the Initial Registration Statement, each Holder, severally and not jointly, shall, and, in connection with any registration statement filed by the Issuers pursuant to Section 3 or 4, each Holder who has registered for sale Registrable Notes, severally and not jointly, shall, with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act, indemnify Holder Indemnitees and Issuers Indemnitees, respectively, against Losses, or, to the extent that indemnification shall be unavailable to a Holder Indemnitee or Issuers Indemnitee, contribute to the aggregate Losses of such Holder Indemnitee or Issuers Indemnitee in a manner similar to that specified in the preceding subsections of this Section 10 (with appropriate modifications).

(f)  Indemnification Payments.  The indemnification and contribution required by this Section 10 shall be made by periodic payments of the amount thereof during the course of any investigation or defense, as and when any Loss is incurred and is due and payable.

11.          Registration Rights to Others.

If the Issuers shall at any time hereafter provide to any holder of any securities of the Issuers rights with respect to the registration of such securities under the Securities Act or the Exchange Act, such rights shall not be in conflict (in a manner that adversely affects the Holders of Registrable Notes) with or adversely affect any of the rights provided to the holders of Registrable Notes in, or conflict (in a manner that adversely affects holders of Registrable Notes) with any other provisions included in, this Agreement.

12.          Rule 144 and Rule 144A.

The Issuers shall take all actions reasonably necessary to enable Holders to sell Registrable Notes without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (c) any similar rules or regulations hereafter adopted by the Commission, including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed under the Exchange Act.  Upon the written request of any Holder, each of the the Issuers shall deliver to such Holder a written statement as to whether it has complied with such requirements.

13.          Amendments and Waivers.

Any provision of this Agreement may be amended, modified or waived if, but only if, the written consent to such amendment, modification or waiver has been obtained from (i) except as provided in clause (ii) below, the Holder or Holders of at least a majority of the aggregate principal amount of Registrable Notes affected by such amendment, modification or waiver and (ii) in the case of any amendment, modification or waiver of any provision of Section 2, 5, 9 or 10 or any provisions as to the number of requests for registration to which holders of Registrable Notes are entitled under Section 3 or 4 hereof, or this Section 14, the written consent of each Holder so affected.

14.          Nominees for Beneficial Owners.

Except as provided otherwise below, a person or entity is deemed to be a holder of Registrable Notes whenever such person or entity owns of record such Registrable Notes.  If any Registrable Notes are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Issuers, be treated as the Holder of such Registrable Notes for purposes of any request or other action by any Holder or Holders pursuant to this Agreement or any determination of the percentage of aggregate principal amount of Registrable Notes held by any Holder or Holders contemplated by this Agreement.  The Issuers may require assurances reasonably satisfactory to it of such owner’s beneficial ownership of such Registrable Notes.  If the Issuers receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Notes, the Issuers will act upon the basis of instructions, notice or election received from the registered owner of such Registrable Notes.

15.          Assignment.

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.  Any Holder may assign to any permitted Transferee (as permitted under applicable law) of its Registrable Notes its rights and obligations under this Agreement, provided that the provisions of this Agreement shall only be binding and inure to such Transferee if, after giving effect to such Transferee, such Transferee shall hold 5% or more of the outstanding aggregate principal amount of Notes or shall be a director or an executive officer of either of the Issuers; and, provided further, that such Transferee shall agree in writing with the parties hereto prior to the assignment to be bound by this Agreement as if it were an original party hereto, whereupon such assignee shall for all purposes be deemed to be a Holder under this Agreement.  Except as provided above or otherwise permitted by this Agreement, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any Holder without the prior written consent of the other parties hereto.  The Issuers may not assign this Agreement or any right, remedy, obligation or liability arising hereunder or by reason hereof.

16.          Calculation of Percentage or Aggregate Principal Amount of Registrable Notes.  For purposes of this Agreement, all references to a percentage or amount of Registrable Notes shall be calculated based upon the principal amount of Notes outstanding at the time such calculation is made and shall exclude any Registrable Notes owned by the Issuers or any subsidiary of either of the Issuers.  For the purposes of calculating any percentage or amount of Registrable Notes as contemplated by the previous sentence, the terms “Holder” and “Original Holder” shall include all Affiliates thereof owning any Registrable Notes.

17.          Termination of Registration Rights.  The Issuers’ obligations under Sections 2, 3 and 4 hereof to register Notes for sale under the Securities Act shall terminate on the earlier to occur of (i) the first date on which no Registrable Notes are held by any Original Holder or their permitted Transferees or (ii) the first date on which (A) no Holder of Notes, together with its Affiliates, holds 5% or more of the outstanding aggregate principal amount of Notes or (B) less than 25% of the aggregate principal amount of Notes issued pursuant to the Plan are held by the Original Holders or their Affiliates.

18.          Miscellaneous.

(a)  Further Assurances.  Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required or advisable to carry out the provisions of this Agreement and the transactions contemplated hereby.

(b)  Headings.  The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

(c)  Remedies.  Each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Issuers agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and the Issuers hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

(d)  Entire Agreement.  This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and there are no restrictions, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein.  This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

(e)  Notices.  Any notices or other communications to be given hereunder by any party to another party shall be in writing, shall be delivered personally, by telecopy, by certified or registered mail, postage prepaid, return receipt requested, or by Federal Express or other comparable delivery service, to the address of the party set forth on Schedule B hereto or to such other address as the party to whom notice is to be given may provide in a written notice to the other parties hereto, a copy of which shall be on file with the Secretary of LLC.  Notice shall be effective when delivered if given personally, when receipt is acknowledged if telecopied, three days after mailing if given by registered or certified mail as described above, and one business day after deposit if given by Federal Express or comparable delivery service.

(f)  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(g)  Severability.  Notwithstanding any other provision of this Agreement, neither the Issuers nor any other party hereto shall be required to take any action which would be in violation of any applicable Federal or state securities law.  The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

(h)  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SUPERIOR ESSEX COMMUNICATIONS LLC

By:
Name:
Title:

ESSEX GROUP, INC.

By:
Name:
Title:

GUARANTORS:

On behalf of each entity named on the attached
Schedule I

By:
Name:
Title:

[ADDITIONAL SIGNATURE PAGE FOLLOWS]

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE A

HOLDERS OF REGISTRABLE NOTES

Original Holder	Aggregate Principal Amount Owned

SCHEDULE B

NOTICES

If to SEI or the Issuers, to:

Superior Essex Communications LLC
Essex Group, Inc.
Attention: Secretary, Superior Essex Communications LLC
150 Interstate North Parkway
Suite 300
Atlanta, Georgia  30339

Tel:                            (770) 953-8338
Fax:                           (770) 303-8892

with a copy to:

Proskauer Rose LLP
Attention: Jack P. Jackson, Esq.
1585 Broadway
New York, New York 10036-8299

Tel:                            (212) 969-3000
Fax:                           (212) 969-2900

If to the Holders, to:

such Holder, at such Holder’s address or to such Holder’s telephone or telecopy number reflected in the Issuers’ books and records with a copy to:

Simpson Thacher & Bartlett LLP
Attention:  Risë B. Norman, Esq.
425 Lexington Avenue
New York, New York 10017

Tel:                            (212) 455-3080
Fax:                           (212) 455-2502